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                                                                   EXHIBIT 10.20

                               FIRST AMENDMENT TO
                   SECOND AMENDED AND RESTATED LOAN AGREEMENT


        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "First Amendment") is made as of September 30, 1999, by and among BANK OF AMERICA, N.A., a national banking association, KEYBANK NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, LASALLE BANK NATIONAL ASSOCIATION, a national banking association (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (the "Agent"), and SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower").

                                    RECITALS

        A. Lenders, Agent and Borrower are parties to that certain Second Amended and Restated Loan Agreement dated as of September 30, 1999 (the "Loan Agreement").

        B. Lenders, Agent and Borrower enter into this First Amendment to clarify the intended meaning of certain provision of the Loan Agreement with the intent that such clarified meaning be effective as of September 30, 1999.

        NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                                    AGREEMENT

        1. Capitalized Terms. Capitalized terms not otherwise defined in this First Amendment shall have the meanings set forth in the Loan Agreement.

        2. Amendments to Definitions in Loan Agreement.

                a. The definition of "Development Asset Value" shall be amended to read as follows:

                "Development Asset Value" means, with respect to any fiscal quarter, the Borrower's Pro Rata Share of 80% of the cost of all Properties that were Development Properties as of the end of such fiscal quarter. For purposes of this definition, during any time period when generally accepted accounting principles require that 100% of the liabilities of the Joint Venture and the Second Joint Venture be included as liabilities on Borrower's balance sheet, "Borrower's Pro Rata Share" shall equal 100% in the case of any Development Properties owned by the Joint Venture or the Second Joint Venture so that, during any such time period, the full 80% of the cost of such Properties shall be included in "Development Asset Value."



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                b. The definition of "Stabilized Asset Value" shall be amended to read as follows:

                "Stabilized Asset Value" means, with respect to any fiscal quarter, the Borrower's Pro Rata Share of the NOI for all Properties that were Stabilized Properties as of the end of such fiscal quarter multiplied by 4 and divided by a capitalization rate of 9.25% (adjusted for property acquisitions and dispositions). For purposes of this definition, during any time period when generally accepted accounting principles require that 100% of the liabilities of the Joint Venture and the Second Joint Venture be included as liabilities on Borrower's balance sheet, "Borrower's Pro Rata Share" of the NOI of any Stabilized Properties that are owned by the Joint Venture or the Second Joint Venture shall equal 100%.

        3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this First Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

                (a) Delivery of Amendment. Borrower, Agent and each Lender shall have executed and delivered counterparts of this First Amendment to Agent.

                (b) Consent of Guarantors. Shurgard Texas Limited Partnership, a Washington limited partnership, Shurgard Evergreen Limited Partnership, a Delaware limited partnership, and SSC Evergreen, Inc., a Delaware corporation, shall have executed the Guarantor's Consents attached hereto.

        4. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 6 of the Loan Agreement is true and correct in each case as if made on and as of the date of this First Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

        5. No Further Amendment. Except as expressly modified by this First Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this First Amendment, the other amendment documents in connection with this First Amendment ("Amendment Documents"), and the closing of the transactions contemplated hereby and thereby.



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        6. Miscellaneous.

                (a) Entire Agreement. This First Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

                (b) Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same First Amendment.

                (c) Governing Law. This First Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

                (d) Oral Agreements Not Enforceable.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                                    BORROWER:

                                    SHURGARD STORAGE CENTERS, INC.


                                    By /s/  Harrell Beck
                                      ------------------------------------------
                                    Its     Sr. V.P
                                       -----------------------------------------
                                    Address:   1155 Valley Street
                                               Suite 400
                                               Seattle, WA   98109-4426
                                               Attn:  Chris McKay
                                    Telephone: (206) 652-3854
                                    Telefax:   (206) 652-3710



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                                    LENDERS:

                                    BANK OF AMERICA, N.A.


                                    By /s/ William P. Stivers
                                      ------------------------------------------
                                    Its       V.P.
                                       -----------------------------------------
                                    Address:   Bank of America Tower
                                               Floor 11
                                               701 Fifth Avenue
                                               Seattle, WA  98104
                                               Attn:  Robert Peters
                                               Commercial Banking Division
                                    Telephone: (206) 358-3133
                                    Telefax:   (206) 585-1794


                                    KEYBANK NATIONAL ASSOCIATION


                                    By  /s/ Richard J. Ameny, Jr.
                                      ------------------------------------------
                                    Its   Assistant Vice President
                                       -----------------------------------------
                                    Address:   700 Fifth Avenue, Floor 46
                                               Seattle, WA 98104
                                               Attn:  Richard J. Ameny, Jr.
                                    Telephone: (206) 684-6014
                                    Telefax:   (206) 684-6035


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By  /s/ Miles Silverthorn
                                      ------------------------------------------
                                    Its        Vice President
                                       -----------------------------------------
                                    Address:   1420 Fifth Avenue,
                                               Floor 11, WWH733
                                               Seattle, WA  98101
                                               Attn:  Miles Silverthorn
                                    Telephone: (206) 344-4278
                                    Telefax:   (206) 344-2332



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                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By  /s/ Klay Schmeisser
                                      ------------------------------------------
                                    Its   Assistant Vice President
                                       -----------------------------------------
                                    Address:   135 South LaSalle Street
                                               Suite 1225
                                               Chicago, Illinois 60603
                                               Attn:  Klay Schmeisser

                                    Telephone: (312) 904-0647
                                    Telefax:   (312) 904-6991


                                    AGENT:

                                    BANK OF AMERICA, N.A.


                                    By  /s/  Dora A. Brown
                                      ------------------------------------------
                                    Its  Vice President
                                       -----------------------------------------
                                    Address:   Bank of America, N.A.
                                               701 Fifth Ave., Floor 16
                                               WA1-102-16-20
                                               Seattle, WA  98104-7001
                                               Attn: Agency Management Services
                                    Telephone: (206) 358-0101
                                    Telefax:   (206) 358-0971



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                               GUARANTOR'S CONSENT

        Shurgard Texas Limited Partnership, a Washington limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

EFFECTIVE DATE:  September 30, 1999

GUARANTOR:                           SHURGARD TEXAS LIMITED PARTNERSHIP,

                                     By: Shurgard Storage Centers, Inc.,
                                         its General Partner


                                     By  /s/ Harrell Beck
                                       ------------------------------------
                                     Its   SR VP
                                        -----------------------------------



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                               GUARANTOR'S CONSENT

        Shurgard Evergreen Limited Partnership, a Delaware limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

EFFECTIVE DATE:  September 30, 1999


GUARANTOR:                           SHURGARD EVERGREEN LIMITED PARTNERSHIP,

                                     By: Shurgard Storage Centers, Inc.,
                                         its General Partner


                                     By  /s/ Harrell Beck
                                       ------------------------------------
                                     Its   SR VP
                                        -----------------------------------



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                               GUARANTOR'S CONSENT

        SSC Evergreen, Inc., a Delaware corporation (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Second Amended and Restated Loan Agreement referred to in the within and foregoing First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the First Amendment.

EFFECTIVE DATE:  September 30, 1999

GUARANTOR:                          SSC EVERGREEN, INC.


                                     By  /s/ Harrell Beck
                                       ------------------------------------
                                     Its   SR VP
                                        -----------------------------------